Exhibit 4(a)

COMMON SHARES
NUMBER	THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA OR JERSEY CITY, NJ

CU	CUSIP 185896 10 7
SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE	LAWS OF THE STATE OF OHIO

CLEVELAND-CLIFFS INC

CERTIFICATE NUMBER	REFERENCE	DATE	SHARES

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF 0.25 DOLLAR EACH OF Cleveland-Cliffs Inc, transferable on the books of the Company by the registered holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Company filed in the office of the Secretary of State of Ohio (copies of which are on file with the Company and with the Transfer Agent) to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

[SHARE CERTIFICATE]

Witness the seal of the Company and the signatures of its duly authorized officers.

/s/ George W. Hawk, Jr.	/s/ Joseph A. Carrabba
SECRETARY	CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

[CLEVELAND-CLIFFS INC OHIO CORPORATE SEAL]

Computershare Trust Company, N.A.

TRANSFER AGENT

AND REGISTRAR,

BY /s/ Stephen Cesso

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        - as tenants in common

TEN ENT         - as tenants by the entireties

JT TEN- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -		Custodian
	(Cust)		(Minor)
under Uniform Gifts to Minors

ACT
(State)

Additional abbreviations may also be used though not in the above list.

CLEVELAND-CLIFFS INC

A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF ALL OTHER CLASSES AND SERIES OF SHARES WHICH CLEVELAND-CLIFFS INC IS AUTHORIZED TO ISSUE WILL BE MAILED TO ANY SHAREHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT FROM SUCH SHAREHOLDER OF A WRITTEN REQUEST THEREFOR. SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF CLEVELAND-CLIFFS INC, 15TH FLOOR, DIAMOND BUILDING, 1100 SUPERIOR AVENUE, CLEVELAND, OHIO 44114-2589.

For value received,              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney, to transfer the said shares on the books of the within-named Company, with full power of substitution in the premises.

Dated,

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